SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                     May 31, 2005
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                         (Date of earliest event reported)

                             Core Bond Products LLC
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  000-50084               06-1646732
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(State of Incorporation)        (Commission      (I.R.S. Employer File Number)
                                                 Identification No.)

         Bank of America Corporate Center
              Charlotte, North Carolina                    28255
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(Address of Principal Executive Offices)              (Zip Code)

        Registrant's Telephone Number, including area code (704) 386-7484

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         Other Events

         On May 31, 2005, a distribution was made to the holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1 (the "Certificates"), issued pursuant to a Trust Agreement, dated as of November 20, 2002, among Core Bond Products LLC, as depositor, The Bank of New York, as trustee and securities intermediary (the "Trustee"), and Banc of America Securities LLC, as administrative agent (the "Trust Agreement"). More specific information with respect to this distribution is filed as Exhibit 99.1 hereto.

         On May 13, 2005, in accordance with the provisions of the Trust Agreement, the underlying notes of General Motors Acceptance Corporation in the aggregate principal amount of $110,000,000 (CUSIP: 37042WF89) (the "Notes") were removed from the property of the Core Investment Grade Bond Trust I as a result of a Downgrade Event (as defined in the Trust Agreement) and the outstanding amount of Certificates was reduced accordingly. The Notes were either distributed to holders of the Certificates or, pursuant to their option, sold by the administrative agent as prescribed in the Trust Agreement.



ITEM 9.01         Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

                  Not Applicable.

         (b)      Pro forma financial information

                  Not Applicable.

         (c)      Exhibits

                  The following exhibits were filed as part of this report:

                  99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 31, 2005.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             Core Bond Products LLC, as Depositor of the Core Investment Grade Bond Trust I

                             \s\ Corey B. Pinkston
                             -----------------------------------
                             Name:   Corey B. Pinkston
                             Title:  Principal Executive Officer

June 6, 2005


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                                INDEX TO EXHIBITS

    Exhibit No.                    Description
    -----------                    -----------

        99.1 Trustee's statement to certificate holders of Core Investment Grade Bond Trust I Pass-Through Certificates, Series 2002-1, in respect of the distribution made on May 31, 2005.